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Fixed Income Fund
Prospectus    --    Primary A Shares

                                                              February 14, 2000

Fixed Income Fund
Nations High Yield Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete.
           Any representation to the contrary is a criminal offense.

An overview of the Fund
--------------------------------------------------------------------------------



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          Terms used in this prospectus



          In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.



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            You'll find Terms used
            in this prospectus on
            page 16.




          Your investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


          Affiliates of Bank of America are paid for the services they provide to the Fund.

 This booklet, which is called a prospectus, tells you about one of the Nations Funds Fixed Income Funds, Nations High Yield Bond Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     About the Fund
 Nations High Yield Bond Fund focuses on the potential to earn income by investing primarily in high yield debt securities.


 High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.


     Is this Fund right for you?
 When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 Nations High Yield Bond Fund focuses on the potential to earn income. It may be suitable for you if:

   o you're looking for income

   o you have longer-term investment goals


     It may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

   o you're seeking preservation of capital and stability of share price


 You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.


     For more information
 If you have any questions about the Fund, please call us at 1.800.765.2668 or contact your investment professional.


 You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



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          Banc of America Advisors, Inc.



          Banc of America Advisors, Inc. (BAAI) is the investment adviser to the Fund. BAAI is responsible for the overall management and supervision of the investment management of the Fund. BAAI and Nations Funds have engaged a sub-adviser, which is responsible for the day-to-day investment decisions for the Fund.



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            You'll find more about
            BAAI and the sub-adviser
            starting on page 8.





















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


About the Fund
Fixed Income Fund
Nations High Yield Bond Fund                         4
Sub-adviser: MacKay Shields LLC
-----------------------------------------
Other important information                          7
-----------------------------------------   --
How the Fund is managed                              8
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     About your investment
Information for investors
  Buying, selling and exchanging shares             11
  Distributions and taxes                           14
-----------------------------------------   --
Terms used in this prospectus                       16
-----------------------------------------   --
Where to find more information              back cover

About the Fixed Income Fund
--------------------------------------------------------------------------------


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          About the sub-adviser



          The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


          MacKay Shields LLC (MacKay Shields) is the Master Portfolio's sub-adviser. The High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.



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            You'll find more about
            MacKay Shields and
            its High Yield Portfolio Management Team on page 9.




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          High yield debt securities



          This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund


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       Investment objective

       This Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.



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       Principal investment strategies

       The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed within any specific duration.


     The Master Portfolio invests primarily in:

   o Domestic corporate high yield debt securities, including private placements

   o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

   o Zero-coupon bonds

   o U.S. government obligations

   o Equity securities (up to 25% of its assets), which may include convertible securities


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


     When selecting investments for the portfolio, the portfolio management team:

   o focuses on individual security selection (bottom up analysis)

   o uses fundamental credit analysis

   o emphasizes current income while attempting to minimize risk to principal

   o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

   o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

 The portfolio management team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.



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            You'll find more about
            other risks of investing in
            this Fund starting on page 7
            and in the SAI.

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       Risks and other things to consider

       Nations High Yield Bond Fund has the following risks:

    o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

    o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

    o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

    o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

    o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

    o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Funds because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.


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       A look at the Fund's performance

       Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no risk/return bar chart or table is included in this prospectus.

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          There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

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       What it costs to invest in the Fund


       This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
       Maximum sales charge (load) imposed on purchases           none
       Maximum deferred sales charge (load)                       none
       Annual Fund operating expenses
       (Expenses that are deducted from the Fund's assets)1
       Management fees                                         0.55%
       Other expenses2                                         0.38%
                                                               ----
       Total annual Fund operating expenses                    0.93%
                                                               ====

       1These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.
       2Other expenses are based on estimates for the current fiscal year.



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          This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

       Example
       This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


       This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


       Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                             1 year     3 years
  Primary A Shares          $95        $296

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           Other important information
















 You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

    o Changing investment objectives and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    o Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

    o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

    o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The annual portfolio turnover rate for Nations High Yield Bond Fund is expected to be no more than 130%.


    o Year 2000 readiness - The Fund's primary service providers have confirmed that they have not experienced any notable year 2000 issues. There is no guarantee, however, that their computer systems will not encounter any year 2000 issues as the year progresses. If a year 2000 issue does arise, there could be a negative effect on portfolio operations. The Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues.

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           How the Fund is managed



















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          Banc of America Advisors, Inc.



          One Bank of America Plaza
          Charlotte, North Carolina 28255

     Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Fund described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. The Fund pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of the Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.


     The following chart shows the maximum advisory fee BAAI can receive:


     Annual investment advisory fee, as a % of average daily net assets

                                     Maximum
                                     advisory
                                       fee
  Nations High Yield Bond Fund1     0.55%

 1The Fund doesn't have its own investment adviser because it invests in Nations High Yield Bond Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

     Investment sub-adviser
 Nations Funds and BAAI have engaged an investment sub-adviser to provide day-to-day portfolio management for the Fund. This sub-adviser functions under the supervision of BAAI and the Board of Trustees of Nations Funds.



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          MacKay Shields LLC



          9 West 57th Street
          New York, New York 10019

     MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.


 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.


 Prior performance of other high yield accounts managed by
     MacKay Shields
 Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.


 The MacKay Shields composite's investment objective, policies and strategies are substantially similar to those of Nations High Yield Bond Fund.


 The table below shows the returns for the MacKay Shields composite compared with the CS First Boston High Yield Index for the periods ending December 31, 1999. The returns reflect deduction of certain expenses, but not investment advisory fees, and assume all dividends and distributions have been reinvested.


     Average annual total returns as of December 31, 1999

                                                 CS First Boston
                              MacKay Shields       High Yield
                               Composite (%)        Index (%)
  one year                   11.2%               3.3%
  three years                11.0%               5.4%
  five years                 14.9%               9.1%
  since inception (7/1/91)   16.2%              10.8%

     Annual total returns as of December 31, 1999

                                            CS First Boston
                         MacKay Shields       High Yield
                          Composite (%)        Index (%)
  1999                  11.2%                3.3%
  1998                   5.5%                0.6%
  1997                  16.5%               12.6%
  1996                  20.2%               12.4%
  1995                  21.8%               17.4%
  1994                   3.1%               (1.0)%
  1993                  23.7%               18.9%
  1992                  24.0%               16.7%
  1991 (since 7/1/91)   13.1%               12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.


 The MacKay Shields composite includes high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.



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          Stephens Inc.



          111 Center Street
          Little Rock, Arkansas 72201

     Other service providers
 The Fund is distributed and co-administered by Stephens Inc., a registered broker/dealer.


 BAAI is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BAAI and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund and is paid monthly.



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          PFPC Inc.



          400 Bellevue Parkway
          Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


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          When you sell shares of a mutual fund, the fund is effectively
          "buying" them back from you. This is called a redemption.










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          A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


          The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


[GRAPHIC OMITTED]



           Buying, selling and exchanging shares
















 This prospectus offers Primary A Shares of the Fund. Here are some general rules about this class of shares:

   o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     o Bank of America and certain of its affiliates

     o certain other financial institutions and intermediaries, including financial planners and investment advisers

     o institutional investors

         o charitable foundations

         o endowments

         o other Funds in Nations Funds Family

   o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

   o There is no minimum amount for additional investments.

   o There are no sales charges for buying, selling or exchanging these shares.



 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions or you need help placing an order.


     How shares are priced
 All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

     Valuing securities in the Fund
 The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

     How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.
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       Buying shares
















       Here are some general rules for buying shares:

          o Investors buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.
[GRAPHIC OMITTED]



       Selling shares
















       Here are some general rules for selling shares:
          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

       We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act



[GRAPHIC OMITTED]




          You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC OMITTED]



       Exchanging shares
















       Investors can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


       Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

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           Distributions and taxes



















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          The power of compounding



          Reinvesting your distributions buys you more shares of the Fund -- which lets you take advantage of the potential for compound growth.


          Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

   o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

   o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any income tax. When the Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 The Fund distributes any net realized capital gain at least once a year. The Fund declares and pays distributions of net investment income monthly.


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares of the Fixed Income Fund are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of the Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

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          This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.



[GRAPHIC OMITTED]



            For more information about
            taxes, please see the SAI.


     How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


     Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

   o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

   o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

   o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


     Taxation of redemptions and exchanges
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC OMITTED]





           Terms used in this prospectus
















 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's, A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


     Commercial paper - a money market instrument issued by a large company.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 Corporate obligation - a money market instrument issued by a corporation or commercial bank.


 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.


 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.


 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.


 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.


 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security issued by a foreign company or government.


 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.


 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.


 High quality - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or Prime-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.


 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.


 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.


 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.


 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.


 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.


 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.


 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.


 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.


 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.


 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.


 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.


 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.


 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.


 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


     U.S. Treasury obligation - a debt security issued by the U.S. Treasury.


 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC OMITTED]



           Where to find more information
















 You'll find more information about the Fixed Income Fund in the following documents:


[GRAPHIC OMITTED]



       Annual and semi-annual reports

       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.


[GRAPHIC OMITTED]



       Statement of Additional Information

       The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


       You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations
       Funds:


       By telephone: 1.800.765.2668


       By mail:
       Nations Funds
       c/o Stephens Inc.
       One Bank of America Plaza
       33rd Floor
       Charlotte, NC 28255


       On the Internet: www.nations-funds.com


       Information about the Fund can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645

[GRAPHIC OMITTED]





HYPROPA-2/00

[GRAPHIC OMITTED]



FIXED INCOME FUND
PROSPECTUS   --   INVESTOR A, B AND C SHARES

                                                              FEBRUARY 14, 2000

FIXED INCOME FUND
NATIONS HIGH YIELD BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



          TERMS USED IN THIS PROSPECTUS



          IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.



[GRAPHIC OMITTED]



            YOU'LL FIND TERMS USED IN
            THIS PROSPECTUS ON PAGE 35.



          YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.


          AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.

 This booklet, which is called a prospectus, tells you about one of the Nations Funds Fixed Income Funds, Nations High Yield Bond Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     ABOUT THE FUND
 Nations High Yield Bond Fund focuses on the potential to earn income by investing primarily in HIGH YIELD DEBT SECURITIES.


 High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.


     IS THIS FUND RIGHT FOR YOU?
 When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


     Nations High Yield Bond Fund may be suitable for you if:

   o you're looking for income

   o you have longer-term investment goals


     It may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

   o you're seeking preservation of capital and stability of share price


 You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.


     FOR MORE INFORMATION
 If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



          BANC OF AMERICA ADVISORS, INC.



          BANC OF AMERICA ADVISORS, INC. (BAAI) IS THE INVESTMENT ADVISER TO THE FUND. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC OMITTED]



            YOU'LL FIND MORE ABOUT
            BAAI AND THE SUB-ADVISER
            STARTING ON PAGE 9.


[GRAPHIC OMITTED]




About the Fund
Fixed Income Fund
NATIONS HIGH YIELD BOND FUND                             4
Sub-adviser: MacKay Shields LLC
---------------------------------------------
OTHER IMPORTANT INFORMATION                              8
---------------------------------------------   --
HOW THE FUND IS MANAGED                                  9
[GRAPHIC OMITTED]




     About your investment
INFORMATION FOR INVESTORS
  Choosing a share class                                12
  Buying, selling and exchanging shares                 23
  How selling and servicing agents are paid             31
  Distributions and taxes                               33
---------------------------------------------   --
TERMS USED IN THIS PROSPECTUS                           35
---------------------------------------------   --
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE FIXED INCOME FUND
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



          ABOUT THE SUB-ADVISER



          THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.


          MACKAY SHIELDS LLC (MACKAY SHIELDS) IS THE MASTER PORTFOLIO'S SUB-ADVISER. THE HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.



[GRAPHIC OMITTED]



            YOU'LL FIND MORE ABOUT
            MACKAY SHIELDS AND THE
            HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON
            PAGE 10.




[GRAPHIC OMITTED]



          HIGH YIELD DEBT SECURITIES



          THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

     Nations High Yield Bond Fund

[GRAPHIC OMITTED]



       INVESTMENT OBJECTIVE

       This Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.


[GRAPHIC OMITTED]



       PRINCIPAL INVESTMENT STRATEGIES

       The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated INVESTMENT GRADE, but generally will be rated "B" or better by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed within any specific DURATION.


     The Master Portfolio invests primarily in:

   o Domestic corporate high yield debt securities, including PRIVATE
       PLACEMENTS

   o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

   o ZERO-COUPON BONDS

   o U.S. GOVERNMENT OBLIGATIONS

   o EQUITY SECURITIES (up to 25% of its assets), which may include CONVERTIBLE SECURITIES


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


     When selecting investments for the portfolio, the portfolio management team:

   o focuses on individual security selection (bottom up analysis)

   o uses fundamental credit analysis

   o emphasizes current income while attempting to minimize risk to principal

   o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

   o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

 The portfolio management team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.




[GRAPHIC OMITTED]



            YOU'LL FIND MORE ABOUT
            OTHER RISKS OF INVESTING IN
            THIS FUND STARTING ON PAGE 8
            AND IN THE SAI.

[GRAPHIC OMITTED]



       RISKS AND OTHER THINGS TO CONSIDER

       Nations High Yield Bond Fund has the following risks:

    o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

    o CREDIT RISK - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

    o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

    o LIQUIDITY RISK - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

    o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

    o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Funds because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]



       A LOOK AT THE FUND'S PERFORMANCE


       Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no risk/return bar chart or table is included in the prospectus.

[GRAPHIC OMITTED]




          THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[GRAPHIC OMITTED]



       WHAT IT COSTS TO INVEST IN THE FUND


       This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
       Maximum sales charge (load) imposed on
       purchases, as a % of offering price       4.75%          none           none
       Maximum deferred sales charge
       as a % of net asset value                    none1         5.00%2         1.00%3
       Redemption fee, as a %
       of the amount sold                           none        none           none
       ANNUAL FUND OPERATING EXPENSES
       (Expenses that are deducted from the
       Fund's assets)4
       Management fees                           0.55%           0.55  %        0.55  %
       Distribution (12b-1) and shareholder
       servicing fees                            0.25%           1.00  %        1.00  %
       Other expenses5                           0.38%           0.38  %        0.38  %
                                                 -----          --------       --------
       Total annual Fund operating expenses      1.18%           1.93  %        1.93  %
                                                 =====          ========       ========

       1A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them.

       2This charge decreases over time. Please see page 17 for details.

       3This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 19 for details.

       4These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

       5Other expenses are based on estimates for the current fiscal year.



[GRAPHIC OMITTED]




          THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

       EXAMPLE
       This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


       This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year     3 years
  Investor A Shares          $590       $832
  Investor B Shares          $696       $906
  Investor C Shares          $296       $606

       If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                             1 year     3 years
  Investor B Shares          $196       $606
  Investor C Shares          $196       $606

[GRAPHIC OMITTED]



           Other important information
















 You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

    o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    o HOLDING OTHER KINDS OF INVESTMENTS - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

    o INVESTING DEFENSIVELY - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

    o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The annual portfolio turnover rate for Nations High Yield Bond Fund is expected to be no more than 130%.


    o YEAR 2000 READINESS - The Fund's primary service providers have confirmed that they have not experienced any notable year 2000 issues. There is no guarantee, however, that their computer systems will not encounter any year 2000 issues as the year progresses. If a year 2000 issue does arise, there could be a negative effect on portfolio operations. The Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues.

[GRAPHIC OMITTED]



           How the Fund is managed



















[GRAPHIC OMITTED]



          BANC OF AMERICA ADVISORS, INC.



          ONE BANK OF AMERICA PLAZA
          CHARLOTTE, NORTH CAROLINA 28255

     INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Fund described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. The Fund pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of the Fund and is paid monthly. BAAI uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.


     The following chart shows the maximum advisory fee BAAI can receive:


     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                    Maximum
                                    advisory
                                      fee
 Nations High Yield Bond Fund1     0.55%

 1The Fund doesn't have its own investment adviser because it invests in Nations High Yield Bond Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

     INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser to provide day-to-day portfolio management for the Fund. This sub-adviser functions under the supervision of BAAI and the Board of Trustees of Nations Funds.



[GRAPHIC OMITTED]



          MACKAY SHIELDS LLC



          9 WEST 57TH STREET
          NEW YORK, NEW YORK 10019

     MACKAY SHIELDS LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.


 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.


 PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY
     MACKAY SHIELDS
 Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.


 The MacKay Shields composite's investment objective, policies and strategies are substantially similar to those of Nations High Yield Bond Fund.


 The table below shows the returns for the MacKay Shields composite compared with the CS FIRST BOSTON HIGH YIELD INDEX for the periods ending December 31, 1999. The returns reflect deduction of certain expenses, but not investment advisory fees, and assume all dividends and distributions have been reinvested.



     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999


                                                 CS First Boston
                              MacKay Shields       High Yield
                               Composite (%)        Index (%)
  one year                   11.2%               3.3%
  three years                11.0%               5.4%
  five years                 14.9%               9.1%
  since inception (7/1/91)   16.2%              10.8%

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999


                                            CS First Boston
                         MacKay Shields       High Yield
                          Composite (%)        Index (%)
  1999                  11.2%                3.3%
  1998                   5.5%                0.6%
  1997                  16.5%               12.6%
  1996                  20.2%               12.4%
  1995                  21.8%               17.4%
  1994                   3.1%               (1.0)%
  1993                  23.7%               18.9%
  1992                  24.0%               16.7%
  1991 (since 7/1/91)   13.1%               12.9%





 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.


 The MacKay Shields composite includes high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.




[GRAPHIC OMITTED]



          STEPHENS INC.



          111 CENTER STREET
          LITTLE ROCK, ARKANSAS 72201

     OTHER SERVICE PROVIDERS
 The Fund is distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


 BAAI is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BAAI and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.



[GRAPHIC OMITTED]



          PFPC INC.



          400 BELLEVUE PARKWAY
          WILMINGTON, DELAWARE 19809

 PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]




          WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.



[GRAPHIC OMITTED]



            FOR MORE INFORMATION
            ABOUT HOW TO CHOOSE A
            SHARE CLASS, CONTACT YOUR
            INVESTMENT PROFESSIONAL OR
            CALL US AT 1.800.321.7854.
[GRAPHIC OMITTED]



            BEFORE YOU INVEST,
            PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
            WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING
            AGENTS ARE PAID.


[GRAPHIC OMITTED]



           Choosing a share class
















 Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares for the Fund offered by this prospectus.


 Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.



                                                                 Nations High Yield
Investor A Shares                                                     Bond Fund
  Maximum amount you can buy                                          no limit
  Maximum front-end sales charge                               4.75%
  Maximum deferred sales charge1                                        none
  Redemption fee2                                                       none
  Maximum annual distribution and shareholder servicing fees           0.25%
                                                               distribution (12b-1)/
                                                                    service fee
  Conversion feature                                                    none

 1 A 1.00% contingent deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 16 for details.


 2 A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 16 for details.

                                                                Nations High Yield
Investor B Shares                                                    Bond Fund
  Maximum amount you can buy                                   $250,000
  Maximum front-end sales charge                                      none
  Maximum deferred sales charge1                                  5.00%
  Redemption fee                                                      none
  Maximum annual distribution and shareholder servicing fees      0.75%
                                                               distribution
                                                               (12b-1) fee
                                                               0.25% service fee
  Conversion feature                                                   yes

 1This charge decreases over time. Different charges apply to Investor B Shares of certain funds bought before January 1, 1996 and after July 31, 1997. Please see page 17 for details.



                                                                Nations High Yield
Investor C Shares                                                   Bond Fund
  Maximum amount you can buy                                        no limit
  Maximum front-end sales charge                                      none
  Maximum deferred sales charge1                               1.00%
  Redemption fee                                                      none
  Maximum annual distribution and shareholder servicing fees   0.75%
                                                               distribution
                                                               (12b-1) fee
                                                               0.25% service fee
  Conversion feature                                                  none

 1This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 19 for details.


 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.


 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.


 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.



[GRAPHIC OMITTED]




          THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.


          THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

[GRAPHIC OMITTED]



       ABOUT INVESTOR A SHARES
















      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


      FRONT-END SALES CHARGE
      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

    o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

    o you're reinvesting distributions


      The sales charge you'll pay depends on the amount you're investing -- the larger the investment, the smaller the sales charge.

                               Nations High Yield Bond Fund
                                                                        Amount
                                                                        retained
                                                                        by selling
                              Sales charge          Sales charge        agents
                              as a % of the        as a % of the        as a % of the
                             offering price       net asset value       offering price
  Amount you bought             per share            per share          per share
$             0-$49,999      4.75%                4.99%                  4.25  %
$        50,000-$99,999      4.50%                4.71%                  4.00  %
$      100,000-$249,999      3.50%                3.63%                  3.00  %
$      250,000-$499,999      2.50%                2.56%                  2.25  %
$      500,000-$999,999      2.00%                2.04%                  1.75  %
  $1,000,000 or more         0.00%                0.00%                  1.00%1

      1 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE
      If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

      o If you bought your shares before August 1, 1999, and you sell them:
     o during the first year you own them, you'll pay a CDSC of 1.00%
     o during the second year you own them, you'll pay a CDSC of 0.50%

      o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.


      The CDSC is calculated from the day your purchase is accepted (the TRADE
      DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.


      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


      REDEMPTION FEE
      There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

    o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them
    o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings


      The fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time.

[GRAPHIC OMITTED]



       ABOUT INVESTOR B SHARES
















         You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.


      CONTINGENT DEFERRED SALES CHARGE
      You'll pay a CDSC when you sell your Investor B Shares, unless:

    o you bought the shares on or after January 1, 1996 and before August 1,
          1997

    o you received the shares from reinvested distributions

    o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 21


      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

                               Nations High Yield Bond Fund
   If you sell your shares
  during the following year:                      You'll pay a CDSC of:
------------------------------ ------------------------------------------------------------
                                                                        Shares
                                                                         you
                                                                        bought      Shares
                     Shares                                          on or after     you
                   you bought       Shares you bought between          1/1/1996     bought
                      after          8/1/1997 and 11/15/1998          and before    before
                   11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                  ------------ ------------------------------------ ------------- ---------
                                              $250,000-   $500,000-
                                $0-$249,999    $499,999   $999,999
 the first year
 you own them     5.0%         4.0%          3.0%        2.0%            none     5.0%
 the second year
 you own them     4.0%         3.0%          2.0%        1.0%            none     4.0%
 the third year
 you own them     3.0%         3.0%          1.0%           none         none     3.0%
 the fourth year
 you own them     3.0%         2.0%             none        none         none     2.0%
 the fifth year
 you own them     2.0%         1.0%             none        none         none     2.0%
 the sixth year
 you own them     1.0%             none         none        none         none     1.0%
 after six years
 of owning them      none          none         none        none         none       none

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE
      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:



                     Nations High Yield Bond Fund
                                      Will convert to Investor A Shares
Investor B Shares you bought             after you've owned them for
      after November 15, 1998                   eight years
      between August 1, 1997
      and November 15, 1998
$              0-$249,999                nine years
$        250,000-$499,999                 six years
$        500,000-$999,999                five years
  before August 1, 1997                 eight years

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

    o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.
    o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.
    o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

    o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.
    o Conversions are free from federal tax.

[GRAPHIC OMITTED]



       ABOUT INVESTOR C SHARES
















      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


      CONTINGENT DEFERRED SALES CHARGE
      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

    o you received the shares from reinvested distributions

    o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 21


      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.



[GRAPHIC OMITTED]




          PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.


          YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.


          WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE


      FRONT-END SALES CHARGES
      (Investor A Shares)


      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

    o COMBINE PURCHASES YOU'VE ALREADY MADE
         Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

    o COMBINE PURCHASES YOU PLAN TO MAKE
         By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

     o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

     o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

     o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

     o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

     o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

    o COMBINE PURCHASES WITH FAMILY MEMBERS
         You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.


      The following investors can buy Investor A Shares without paying a front-end sales charge:

    o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

    o banks, trust companies and thrift institutions, acting as fiduciaries

    o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge as long as the proceeds are invested in the Funds within 90 days

    o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

    o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

    o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

    o employees or partners of any service provider to the Fund

    o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts

    o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

    o pension, profit-sharing or other employee benefit plans established under
          Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

    o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

     o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

     o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

     o be an employer-sponsored plan with at least 100 eligible participants, or

     o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent


      In addition, you can buy Investor A Shares without paying a sales charge if you buy the shares with proceeds from the redemption of shares of a nonaffiliated mutual fund as long as the redemption of the nonaffiliated fund shares occurred within 45 days prior to the purchase of the Investor A Shares. We must receive a copy of the confirmation of the redemption transaction in order for you to avoid paying the sales charge.


      Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.


      CONTINGENT DEFERRED SALES CHARGES
      (Investor A, Investor B and Investor C Shares)


      You won't pay a CDSC on the following transactions:

    o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

    o the following retirement plan distributions:

     o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

     o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

     o a tax-free return of an excess contribution to an IRA

     o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

    o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

    o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

    o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


       We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.


       You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC OMITTED]



           Buying, selling and exchanging shares



















[GRAPHIC OMITTED]




          WHEN YOU SELL SHARES OF A MUTUAL, FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

 You can invest in the Fund through your selling agent or directly from Nations Funds.


 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.


 The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                           Ways to
                        buy, sell or
                          exchange
                     ------------------
 Buying shares       In a lump sum
                      Using our
--------------------
                     Systematic
                     Investment Plan
                     ------------------
 Selling shares      In a lump sum
                      Using our
--------------------
                     Automatic
                     Withdrawal Plan
                     ------------------
 Exchanging shares   In a lump sum

                      Using our
                     Automatic
                     Exchange Feature



                                  How much you can buy,
                                    sell or exchange                                 Other things to know
                     ---------------------------------------------- -----------------------------------------------------
 Buying shares       minimum initial investment:                    There is no limit to the amount you can invest in
                     o $1,000 for regular accounts                  Investor A and C Shares. You can invest up to
                     o $500 for traditional and Roth IRA accounts   $250,000 in Investor B Shares at a time.
                     o $250 for certain fee-based accounts
                     o no minimum for certain retirement plan
                     accounts like 401(k) plans and SEP
                     accounts, but other restrictions apply
                     minimum additional investment:
                     o $100 for all accounts
                      minimum initial investment:                    You can buy shares monthly, twice a month or
--------------------
                      o $100                                        quarterly, using automatic transfers from your
                     minimum additional investment:                 bank account.
                                                                    -----------------------------------------------------
                       o $50
                     -------
 Selling shares      o you can sell up to $50,000 of your shares    We'll deduct any CDSC from the amount you're
                     by telephone, otherwise there are no           selling and send you or your selling agent the
                     limits to the amount you can sell              balance, usually within three business days of
                     o other restrictions may apply to              receiving your order.
                     withdrawals from retirement plan               If you paid for your shares with a check that
                     accounts                                       wasn't certified, we'll hold the sale proceeds
                                                                    when you sell those shares for at least 15 days
                                                                    after the trade date of the purchase, or until the
                                                                    check has cleared.
                      o minimum $25 per withdrawal                   Your account balance must be at least $10,000
-------------------- ----------------------------------------------
                                                                    to set up the plan. You can make withdrawals
                                                                    monthly, twice a month or quarterly. We'll send
                                                                    your money by check or deposit it directly to your
                                                                    bank account. No CDSC is deducted if you
                                                                    withdraw 12% or less of the value of your shares
                                                                    in a class.
                                                                    -----------------------------------------------------
 Exchanging shares   o minimum $1,000 per exchange                  You can exchange your Investor A Shares for
                                                                    Investor A Shares of any other Nations Fund,
                                                                    except Index Funds. You won't pay a front-end
                                                                    sales charge, CDSC or redemption fee on the
                                                                    shares you're exchanging.
                                                                    You can exchange your Investor B Shares for:
                                                                    o Investor B Shares of any other Nations Fund,
                                                                    except Nations Funds Money Market Funds
                                                                    o Investor B Shares of Nations Reserves Money
                                                                    Market Funds You won't pay a CDSC on the
                                                                    shares you're exchanging.
                                                                    You can exchange your Investor C Shares for:
                                                                    o Investor C Shares of any other Nations Fund,
                                                                    except Nations Funds Money Market Funds
                                                                    o Investor C Shares of Nations Reserves Money
                                                                    Market Funds
                                                                    If you received Investor C Shares of a Fund from
                                                                    an exchange of Investor A Shares of a Managed
                                                                    Index Fund, you can also exchange these shares
                                                                    for Investor A Shares of an Index Fund.
                                                                    You won't pay a CDSC on the shares you're
                                                                    exchanging.
                      o minimum $25 per exchange                     This feature is not available for Investor B
                                                                    Shares. You must already have an investment in
                                                                    the Funds you want to exchange. You can make
                                                                    exchanges monthly or quarterly.

[GRAPHIC OMITTED]




          A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.


          THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
          HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

     HOW SHARES ARE PRICED
 All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


     VALUING SECURITIES IN THE FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.


     HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.
     TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


     Here's how telephone orders work:

    o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

    o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

    o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

    o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC OMITTED]




          THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.


          THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

[GRAPHIC OMITTED]



       BUYING SHARES
















       Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.


     MINIMUM INITIAL INVESTMENT
       The minimum initial amount you can buy is usually $1,000.


       If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
             IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     MINIMUM ADDITIONAL INVESTMENT
       You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC OMITTED]



            FOR MORE INFORMATION
            ABOUT TELEPHONE ORDERS,
            SEE PAGE 25.

     SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

   o You can buy shares twice a month, monthly or quarterly.

   o You can choose to have us transfer your money on or about the 15th or the last day of the month.

   o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.
[GRAPHIC OMITTED]



       SELLING SHARES
















       Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

       We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

          o Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

          o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.




[GRAPHIC OMITTED]




          YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

[GRAPHIC OMITTED]



       EXCHANGING SHARES
















       You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


       Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


     EXCHANGING INVESTOR A SHARES
       You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


       Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.


           A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.


     EXCHANGING INVESTOR B SHARES
       You can exchange Investor B Shares of the Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds


       You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

 If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.


     EXCHANGING INVESTOR C SHARES
       You can exchange Investor C Shares of the Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds


       If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.


       You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


       If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.


     AUTOMATIC EXCHANGE FEATURE
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


     Here's how automatic exchanges work:

          o Send your request to PFPC in writing or call 1.800.321.7854.

          o You must already have an investment in the Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 15th or the last day of the month.

          o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC OMITTED]



           How selling and servicing agents are paid
















 Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


     COMMISSIONS
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

   o up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

   o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

   o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.



[GRAPHIC OMITTED]




          THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.


          THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.


          YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


     The amount of the fee depends on the class of shares you own:



                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee , 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Fund pays these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     OTHER COMPENSATION
     Selling and servicing agents may also receive:

   o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

   o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares

     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares

   o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.


 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for related services they provide.

[GRAPHIC OMITTED]



           Distributions and taxes



















[GRAPHIC OMITTED]



          THE POWER OF COMPOUNDING



          REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE
          FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.


          PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:
   o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

   o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 The Fund distributes any net realized capital gain at least once a year. The Fund declares and pays distributions of net investment income monthly.


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares of the Fixed Income Fund are eligible to receive distributions from the TRADE DATE of the purchase up to and including the day before the shares are sold.


 Different share classes of the Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

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          THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT
          YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.



[GRAPHIC OMITTED]



            FOR MORE INFORMATION ABOUT
            TAXES, PLEASE SEE THE SAI.

     HOW TAXES AFFECT YOUR INVESTMENT
 Distributions that come from a Fund's net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.


 Distributions that come from a Fund's net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gain. Corporate shareholders won't be able to deduct any distributions from a Fund when determining their taxable income.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


     WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

   o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

   o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

   o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


     TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

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           Terms used in this prospectus
















 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's, A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


     COMMERCIAL PAPER - a money market instrument issued by a large company.


 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.


 CROSSING NETWORKS - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.


 CS FIRST BOSTON HIGH YIELD INDEX - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.


 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 DOLLAR ROLL TRANSACTION - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.


 DURATION - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.


 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.


 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.


 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.


 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.


 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.


 HIGH-YIELD DEBT SECURITY - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.


 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN 3-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.


 LEHMAN 7-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.


 LEHMAN GOVERNMENT BOND INDEX - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.


 LEHMAN GOVERNMENT/CORPORATE BOND INDEX - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.


 LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.


 LEHMAN INTERMEDIATE TREASURY INDEX - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.


 LEHMAN MUNICIPAL BOND INDEX - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 MERRILL LYNCH 1-3 YEAR TREASURY INDEX - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.


 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.


 PRE-REFUNDED BOND - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.


 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.


 PRIVATE PLACEMENT - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.


 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.


 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.


 SALOMON BROTHERS MORTGAGE INDEX - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.


 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.


 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


     U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.


 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.


 ZERO-COUPON BOND - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

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           Where to find more information
















 You'll find more information about the Fixed Income Fund in the following documents:



[GRAPHIC OMITTED]



       ANNUAL AND SEMI-ANNUAL REPORTS

       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.



[GRAPHIC OMITTED]



       STATEMENT OF ADDITIONAL INFORMATION

       The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


       You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations
       Funds:


       By telephone: 1.800.321.7854


       By mail:
       NATIONS FUNDS
       C/O STEPHENS INC.
       ONE BANK OF AMERICA PLAZA
       33RD FLOOR
       CHARLOTTE, NC 28255


       On the Internet: WWW.NATIONS-FUNDS.COM


       Information about the Fund can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645

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